Rule 497(e)
                                                              File Nos. 2-80886
                                                                       811-3626

Supplement dated April 21, 1998 to the Prospectus of Citizens Trust dated December 8, 1997:

On page 13 immediately following the paragraph entitled, "Exchange Privilege," insert the following:

Excessive Exchanges and Market Timing

Because excessive trading can lower a portfolio's performance and harm shareholders, we reserve the right to temporarily suspend or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the privilege (e.g. more than five exchanges within a one year period). Your exchanges may also be restricted or refused, and your account may be closed, if we perceive a pattern of simultaneous orders affecting significant portions of a portfolio's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to a portfolio, will likely result in a termination of exchange privileges or closure of your account. You may still redeem your shares or purchase new shares in the event that your exchange privileges are suspended or terminated.


Correction to the Prospectus dated December 8, 1997:

On page 5 the Total Return for the Citizens Income Portfolio for the year ended June 30, 1994 should be 0.04%.

                                                                    Rule 497(e)
                                                              File Nos. 2-80886
                                                                       811-3626

Supplement dated April 21, 1998 to the Statement of Additional Information of Citizens Trust dated October 3, 1997:


At the bottom of page 1, below the table of contents, the following two paragraphs should be added:

On December 1, 1997, the shareholders of the E-fund portfolio voted to merge the E-fund into the Working Assets Money Market Portfolio.

As of December 5, 1997, the E-fund portfolio is no longer in existence and all references to the E-fund portfolio in this Statement of Additional Information should be disregarded.



In the section entitled "Turnover and Portfolio Transactions" on page 10, delete the final two paragraphs in their entirety and substitute the following:

It is the policy of Citizens Advisers and the Trust to seek to obtain the benefit of "soft dollar" payments for the Trust's portfolios and other clients of Citizens Advisers when consistent with obtaining best execution and when doing so is within the "safe harbor" created by Section 28(e) of the Securities Exchange Act of 1934. To that end, Citizens Advisers will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services which benefit the Trust's portfolios. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer which has been so identified, Citizens Advisers or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.

Any "soft dollars" generated in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the Portfolio on whose behalf the transaction is made. Such brokerage and research services, however, need not exclusively benefit the

Portfolio on whose behalf the transaction is made, and may also benefit other Citizens Trust portfolios or other clients of Citizens Advisers or its sub-advisers. For these purposes, brokerage and research services mean those which provide assistance to Citizens Advisers, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

The investment management or advisory fee that the Trust pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of such services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.